SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|

Filed by a party other than the registrant ____

Check the appropriate box:

|_|      Preliminary Proxy Statement         |_| Confidential  for  Use  of the
                                                 Commission  Only (as permitted
                                                 by Rule 14a-6(e)(2))

|X|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              FAB INDUSTRIES, INC.
                     (Name of Registrant as Specified in Its
                          Charter) FAB INDUSTRIES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

|X|      $125 per Exchange Act Rule 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                              FAB INDUSTRIES, INC.
                               200 MADISON AVENUE
                            NEW YORK, NEW YORK 10016

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 2, 1996
                              --------------------


TO:      THE STOCKHOLDERS OF FAB INDUSTRIES, INC.

         Please take notice that the Annual Meeting of Stockholders of Fab Industries, Inc. (the "Company") will be held at the principal office of the Company, 200 Madison Avenue, New York, New York 10016, on Thursday, May 2, 1996 at 10:15 a.m. for the following purposes:

                  1. To elect two (2) directors to Class II of the Company's Board of Directors.

                  2. To elect one (1) director to Class I of the Company's Board of Directors.

                  3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on March 14,1996 as the record date for the purpose of determining the stockholders entitled to notice of, and to vote at, the meeting. A list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder of the Company for any purpose germane to the meeting during ordinary business hours, at the offices of the Company, 200 Madison Avenue, New York, New York, for the 10-day period prior to the meeting.

         You are requested, whether or not you plan to be present at the meeting, to mark, date, sign and return promptly the accompanying proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. You may revoke your proxy for any reason at any time prior to the voting thereof, and if you attend the meeting in person you may withdraw the proxy and vote your own shares.

                                             By Order of the Board of Directors


                                             /S/ SHERMAN S. LAWRENCE,
                                             ------------------------
                                             Secretary

Dated:  April 1, 1996

                         ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                              FAB INDUSTRIES, INC.
                               200 MADISON AVENUE
                            NEW YORK, NEW YORK 10016
                             ----------------------

                                 PROXY STATEMENT
                             ----------------------


         The proxy accompanying this Proxy Statement is solicited by the Board of Directors of Fab Industries, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the principal office of the Company, 200 Madison Avenue, New York, New York 10016, on Thursday, May 2, 1996 at 10:15 a.m., and at any adjournment or adjournments thereof. All proxies in the accompanying form which are properly executed and duly returned will be voted in accordance with the instructions specified therein. If no instructions are given, such proxies will be voted in favor of each of the nominees for director. The proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date, or by voting in person at the meeting. The approximate date of mailing of this Proxy Statement and the accompanying proxy to stockholders is April 1, 1996.

                         VOTING SECURITIES---RECORD DATE

         Only holders of the Company's Common Stock, $.20 par value (the "Common Stock"), of record at the close of business on March 14, 1996 (the "Record Date") will be entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. On that date, 5,756,613 shares of Common Stock were issued and outstanding. Each outstanding share entitles the holder thereof to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of the Record Date (except as noted below) as to the shares of Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock.


                                               NUMBER OF
                                               SHARES
NAME AND ADDRESS OF                            BENEFICIALLY     PERCENT
BENEFICIAL OWNER                               OWNED(1)         OF CLASS
----------------                               --------         --------

Samson Bitensky(2)                             1,564,165(3)     27.17%
200 Madison Avenue
New York, New York 10016

Quest Advisory Corp.,
Quest Management Company and
Charles M. Royce(4)                              695,732(4)     11.73%(4)
1414 Avenue of the Americas
New York, New York 10019

Heine Securities Corporation,
Michael F. Price (5)                             336,000(5)      5.6%(5)
51 John F. Kennedy Parkway
Shore Hills, New Jersey 07078

----------------------------

(1) Except as otherwise indicated below, each of the persons listed in the table owns the shares of Common Stock opposite his or its name and has sole voting and dispositive power with respect to such shares of Common Stock.

(2) Under rules and regulations of the Securities and Exchange Commission (the "Commission"), Mr. Bitensky may be deemed a "control person" of the Company.

(3) Includes 54,000 shares of Common Stock owned by the Halina and Samson Bitensky Foundation, Inc., 89,996 shares of Common Stock owned by Mr. Bitensky's spouse and 410 shares allocated to Mr. Bitensky pursuant to the Company's Employee Stock Ownership Plan (the "ESOP"). Mr. Bitensky disclaims beneficial ownership of the shares owned by his spouse and does not have dispositive power with respect to the ESOP shares.

(4) Quest Advisory Corp., a New York corporation ("Quest"), Quest Management Company, a Connecticut general partnership ("QMO") and Charles M. Royce comprise a group under Rule 13d-1(b) of the Securities Exchange Act of 1934, as amended. Quest beneficially owns and has sole voting power and sole dispositive power with respect to 667,032 shares of Common Stock and QMO beneficially owns and has sole voting power and sole dispositive power with respect to 28,700 shares of Common Stock shown in the table above. Charles M. Royce is an individual who may be deemed a "control person" of Quest and QMO. Mr. Royce disclaims beneficial ownership of the shares held by Quest and QMO. This information is derived from Quest's Schedule 13G, as amended, dated February 14, 1995, filed with the Commission.

(5) Michael F. Price is President of Heine Securities Corporation ("Heine"), a Delaware corporation, in which capacity he exercises voting control and dispositive power over the Common Stock shown in the table above. Heine is an investment advisor registered under the Investment Advisors Act of 1940. One or more of Heine's advisory clients is the legal owner of the Common Stock shown in the table above. Pursuant to investment advisory agreements with its clients, Heine has sole investment discretion and voting authority with respect to such shares of Common Stock. Both Heine and Mr. Price disclaim beneficial ownership of all the Common Stock shown in the table above. This information is derived from Heine's Schedule 13G, as amended, dated February 1, 1996, filed with the Commission.

         The following table sets forth certain information as of the Record Date as to the Common Stock beneficially owned by the Company's directors (of which Messrs. Feil and Bober constitute the nominees for Class II directors and Mr. Marlin is the nominee for Class I director), the Chief Executive Officer of the Company, the other three executive officers identified in the Summary Compensation Table set forth herein and the directors and executive officers of the Company as a group.

                                            Shares of Common        Percent
                                            Stock Beneficially      of
             Name of                        Owned on the            Outstanding
        Beneficial Owner                    Record Date(1)          Common Stock
        ----------------                    --------------          ------------

Samson Bitensky                             1,564,165(2)            27.17%
Sherman S. Lawrence                             7,750                    *
Richard Marlin                                      0                    0
Oscar R. Kunreuther                               400                    *
Louis Feil                                      4,000                    *
Lawrence H. Bober                                 332                    *
Stanley August                                 54,582(3)                 *
Howard Soren                                   15,332                    *
Steven Myers                                   97,388(3)(4)          1.69%
All directors and officers
as a group (9 persons)                      1,743,949(2)(4)(5)      30.09%

-----------------
*       Less than 1%

(1) Except as otherwise indicated below, and except for 410, 782, 662 and 654 shares allocated respectively to Messrs. Bitensky, August, Soren and Myers pursuant to the Company's ESOP, each of the persons listed in the table owns the shares of Common Stock opposite his name and has sole voting and dispositive power with respect to the shares of Common Stock indicated as being beneficially owned by him.

(2) See footnote 3 to the first table set forth above under the heading "Security Ownership of Certain Beneficial Owners and Management" with respect to beneficial ownership of these shares.

(3) Includes 20,000 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(4) Includes 48,370 shares of Common Stock owned by Beth B. Myers; 3,332 shares owned by Jessica C. Myers in a custodial account under control of Beth B. Myers; and 2,000 shares owned by Allison R. Myers in a custodial account under the control of Beth B. Myers. Beth B. Myers is the daughter of Mr. Bitensky, President and Chief Executive of the Company, and the spouse of Steven Myers, an officer of the company. Jessica C. Myers and Allison R. Myers are the minor daughters of Mr. and Mrs. Myers. Mr. Myers disclaims beneficial ownership of the shares owned by his spouse and minor daughters.

(5) Includes 40,000 shares of Common Stock deemed to be beneficially owned by directors and executive officers of the Company by reason of their right to acquire such shares within 60 days of the Record Date.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT. The Company's executive officers and directors are required under the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership of Common Stock with the Commission and the American Stock Exchange. In 1996, timely Annual Statements of Changes in Beneficial Ownership on Forms 5 filed by Messrs. Bitensky, August and Myers and by Mr. David A. Miller (See Note 5 to the "Summary Compensation Table") were later amended to reflect shares of Common Stock owned by the immediate family members of Messrs. Bitensky and Myers and to reflect options to purchase Common Stock awarded in 1990 to Messrs. Myers, August and Miller under the Company's 1987 Stock Option Plan, as amended.

                              ELECTION OF DIRECTORS

         At the 1996 Annual Meeting of Stockholders, two directors are to be elected to Class II of the Company's Board of Directors for a term of three years and one director is to be elected to Class I of the Company's Board of Directors for the remaining two years of the Class I term. Unless a proxy shall specify that it is not to be voted for a director, it is intended that the shares represented by each duly executed and returned proxy will be voted in favor of the election as directors of Mr. Louis Feil and Mr. Lawrence H. Bober to Class II and Mr. Richard Marlin to Class I. Messrs. Feil, Bober and Marlin are at present directors of the Company. Messrs. Feil and Bober were most recently elected at the 1993 Annual Meeting of Stockholders and Mr. Marlin was elected by the Board of Directors on September 21, 1995 to fill a vacancy in the Board of Directors which resulted from the resignation of Mr. Donald D. Shack from the Board of Directors.

         The Class II directors elected will hold office until the 1999 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify. The Class I director elected will hold office until the 1998 Annual Meeting of Stockholders and until a successor is duly elected and qualifies. If any of such nominees is not a candidate for election at the meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee. The Board of Directors recommends a vote FOR the election of each of the nominees for Class II and FOR the election of the nominee for Class I.

                                    Principal Occupation               Director
Name                       Age      and Company Office(1)               Since

NOMINEES FOR ELECTION TO CLASS II OF THE BOARD OF DIRECTORS:

Louis Feil                 82       Real estate investment(2)          1966-1983
                                                                       1984
Lawrence H. Bober          71       Retired, Vice Chairman             1979
                                    of the Board, First New
                                    York Bank for Business and
                                    First New York Business
                                    BankCorp.(3)

NOMINEE FOR ELECTION TO CLASS I OF THE BOARD OF DIRECTORS:

Richard Marlin             62       Attorney, member of the            1995
                                    firm of Kramer, Levin, Naftalis,
                                    Nessen, Kamin & Frankel (4)

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

Class III---Term expires at the 1997 Annual Meeting of Stockholders:

Samson Bitensky            76       Chairman of the Board of           1966
                                    Directors, President and Chief
                                    Executive Officer of the Company(2)
Sherman S. Lawrence        77       Attorney; Secretary of             1966
                                    the Company(2)(5)

Class I---Term expires at the 1998 Annual Meeting of Stockholders:

Oscar R. Kunreuther        75       Certified Public Accountant;       1991
                                    Associated with the
                                    Radix Organization, Inc. (6)

-------------

(1) Unless otherwise indicated, directors' principal occupations have been their respective principal occupation for at least five years.

(2)      Member of the Executive Committee.

(3) Mr. Lawrence H. Bober is a retired Vice Chairman of the Board of First New York Business Bank Corp. ("FNYBBC") and of First New York Bank for Business (formerly, The First Women's Bank), a commercial bank and wholly-owned subsidiary of FNYBBC (the "Bank"), where he served from January 1988 until January 1991. On November 13, 1992, the Federal Deposit Insurance Corporation was appointed as receiver for the Bank. Prior to 1988 and for in excess of five years, Mr. Bober was a Senior Vice President of Manufacturers Hanover Trust Company, a commercial bank.

(4) Since 1979, Mr. Richard Marlin has been a member of the law firm of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel ("Kramer Levin"). In 1995, the Company retained Kramer Levin to render legal services.

(5) The Company has retained since 1966, and proposes to retain in the current fiscal year, Mr. Sherman S. Lawrence to render legal services. The Company made payments aggregating $55,000 to Mr. Lawrence in respect of legal services rendered to the Company and its subsidiaries during the fiscal year ended December 2, 1995.

(6) Mr. Oscar R. Kunreuther was a partner in BDO Seidman, Certified Public Accountants and predecessor firms in excess of five years, until his retirement on June 30, 1987. Since then he has been associated with Radix Organization, Inc., a private merchant banking firm.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

         The Company has an audit committee (the "Audit Committee") composed of Mr. Kunreuther as Chairman and Messrs. Bober, Lawrence and Marlin (Mr. Marlin joined the Audit Committee on September 21, 1995 filling the vacancy created by the resignation of Mr. Donald D. Shack from the Board of Directors) whose purpose is to receive and review the recommendations of the independent auditors, review the audited consolidated financial statements, meet periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls and review the Company's accounting policies. The Audit Committee held two meetings during the Company's past fiscal year.

         The Company has a finance committee composed of Samson Bitensky, Lawrence H. Bober and Louis Feil, whose purpose is to discuss proper investments for corporate funds. There were no formal meetings of this committee held during the Company's past fiscal year.

         The Company has a stock option committee composed of Messrs. Bitensky, Feil and Lawrence, whose purpose is to make recommendations concerning the grant of options pursuant to the Company's stock option plan. There were no formal meetings of this committee held during the Company's past fiscal year.

         The Company established a compensation committee (the "Compensation Committee") on October 4, 1993 which is composed of Messrs. Bober and Feil. The Compensation Committee is charged with making recommendations regarding the compensation of senior management personnel and setting performance goals. The Compensation Committee held one meeting during the past fiscal year.

         The Company does not have a nominating committee.

         During the Company's past fiscal year, the Board of Directors held four meetings. No member of the

Board of Directors attended fewer than 75% of the aggregate of (i) the number of meetings of the Board of Directors, and (ii) the number of meetings of committees of the Board of Directors (during the periods he served on such committees), except that Mr. Lawrence H. Bober attended only one of the two Audit Committee meetings held during fiscal 1995.

         During 1995, the Company paid a fee of $10,000 per annum to Messrs. Feil, Kunreuther and Bober and $7,500 to each other director who was not a full-time employee, other than Mr. Marlin who was paid $1,875 for his services as director from September 21, 1995 through year end. No additional fee is paid for service on committees of the Board of Directors.

                             EXECUTIVE COMPENSATION

         The Summary Compensation Table shown below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the 1995, 1994 and 1993 fiscal years, of those persons who were (i) the Chief Executive Officer during fiscal 1995 and (ii) the other three executive officers of the Company at the fiscal year ended December 2, 1995.

                           SUMMARY COMPENSATION TABLE

                                        Annual                      All Other
                                        Compensation                Compen-
Name and Principal Position    Year     Salary($)(1)    Bonus($)(2) sation($)(3)
---------------------------    ----     ------------    ----------- ------------

Samson Bitensky                1995     350,000          464,400      13,810
     President and Chief       1994     350,000          815,120      20,341
     Executive Officer         1993     350,000          939,200      23,981

Stanley August(4)              1995     228,749          100,000      13,810
     Vice President            1994     215,000          140,000      19,358
                               1993     214,583          140,000      21,959

Howard Soren(5)                1995     159,166             --        13,810
     Vice President-Finance    1994     150,000          110,000      15,328
     and Treasurer             1993     149,583          110,000      15,266

Steven Myers(4)                1995     159,166           90,000      13,810
     Vice President            1994     150,000          110,000      15,318
                               1993     149,583          110,000      15,266
----------------
(1) Includes compensation deferred pursuant to the Company's qua lified 401K Money Option Savings Plan.

(2)      The  amounts  set  forth  for  Mr.  Bitensky   represent   incentive  c
         ompensation paid to Mr. Bitensky pursuant to his current and prior employment agreements as more fully discussed below under "Report of the Compensation Committee on Executive Compensation".

(3) Represents the amount of the Company's contribution under its Non-Qualified Executive Retirement Plan and the amount contributed by the Company to its Employee Stock Ownership Plan for shares allocated during each year to the account of the applicable officer.

(4) On December 2, 1995, Messrs. August and Myers held 6,000 and 3,000 shares (remaining from the original grant 30,000 and 15,000 shares during the 1991 fiscal year), respectively, of restricted Common Stock having a market value, based on the closing price of the Common Stock on November 29, 1995, of $177,750 and $88,875, respectively. Such remaining shares of restricted Common Stock will become transferable on the next anniversary of the date of grant hereafter. Any dividends declared in respect of shares of restricted Common Stock which are transferrable by the applicable officer were paid to such applicable officer. Any dividends declared in respect of shares of restricted
         Common Stock which have not become transferable by the applicable officer are held in escrow by the Company and will be paid to the applicable officer at such time as the shares in respect of which such dividend was declared become transferable by such officer.

(5) On December 6, 1995, Mr. Howard Soren, Chief Financial Officer, Vice-President - Finance and Treasurer retired from the Company. On December 7, 1995, Mr. David A. Miller, Controller of the Company since 1973, became Vice President - Finance and Treasurer of the Company.

         The table below sets forth certain information at December 2, 1995 with respect to unexercised options to purchase shares of Common Stock under the Company's Stock Option Plan held by the Chief Executive Officer of the Company and the other three executive officers of the Company.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES


                            SHARES                                  NUMBER OF SECURITIES             VALUE OF UNEXERCISED IN-THE-
                          ACQUIRED ON          VALUE               UNDERLYING UNEXERCISED              MONEY OPTIONS AT FISCAL
        NAME             EXERCISE (#)       REALIZED ($)       OPTIONS AT FISCAL YEAR-END (#)              YEAR-END ($)(1)
        ----             ------------       ------------       ------------------------------              ---------------

                                                              EXERCISABLE        UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE

Samson Bitensky.....          --                 --                --                 --                --                 --

Stanley August......          --                 --              20,000               --              283,700              --

Howard Soren........        20,000           318,700(2)            --                 --                --                 --

Steven Myers........          --                 --              20,000               --              283,700              --


------------------

(1) Based on the closing sale price on the American Stock Exchange of the Company's Common Stock on November 29, 1995.
(2) Based on the closing sale price on the American Stock Exchange of the Company's Common Stock on February 7, 1995, the date Mr. Soren exercised his options.

1990 EXECUTIVE RETIREMENT PLAN

         A trusteed non-qualified Executive Retirement Plan was adopted by the Company effective November 30, 1990. Its purpose is to provide benefits to those key employees who are not participating in the Company's Profit-Sharing Plan. The plan is administered by a committee appointed by the Board of Directors who, prior to the first day of the plan year, designate those key employees who will be covered by the plan.

1987 STOCK OPTION PLAN

         The 1987 Stock Option Plan (the "Plan"), adopted on June 1, 1987 and amended March 15, 1988, February 28, 1989 and May 7, 1992, was approved by the stockholders of the Company on May 5, 1988. Under the Plan, options to purchase shares of Common Stock are designated at the time of grant as either "incentive stock options" ("ISOs"), which are intended to qualify under Section 422A of the Internal Revenue Code of 1986, or options which do not so qualify ("NQOs"). Under the plan, ISOs may be granted to employees, including employees who are also officers or directors of the Company. NQOs may be granted to employees, officers or directors of the Company, whether or not such directors are employees of the Company. An aggregate of 650,000 shares of Common Stock were reserved for issuance pursuant to options granted or to be granted under the Plan and 168,800 shares remain available for issuance as of the Record Date.

EMPLOYEE STOCK OWNERSHIP PLAN

         Effective  as of November  25, 1991,  the Company  established  the Fab
Industries, Inc., Employee Stock Ownership Plan (the "ESOP"). All full-time employees are eligible to participate upon the completion of one year of service. On December 18, 1991, the ESOP purchased 340,000 shares of Common Stock from Samson Bitensky, the Chairman of the Board and President of the Company, for $34.875 per share, which represented approximately 5.5% of the Company's then outstanding Common Stock. The Company loaned the sum of $11,857,500 to the ESOP to enable it to purchase such shares. The loan is payable by the ESOP in 15 equal annual installments plus interest at prime adjusted periodically.

         Participants are not required or permitted to make contributions to the ESOP. The only contributions to the ESOP are made by the Company which is obligated to make contributions sufficient to pay the principal amount of the loan and interest accrued thereon. Dividends on the shares of Common Stock acquired by the ESOP are utilized to repay the loan from the Company. The shares of Common Stock acquired by the ESOP are allocated among the participants on the basis of their relative compensation (as defined in the ESOP). Voting rights attach to the allocated shares and to a participant's percentage of unallocated or unvoted shares, according to a formula detailed in the plan.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

         The graph set forth below compares the yearly percentage change and the cumulative total shareholder return on the Company's Common Stock against the cumulative total return on the American Stock Exchange Market Value index and a peer group comprised of those public companies whose business activities fall within the same standard industrial classification code as the Company for the period commencing December 3, 1990 and ending December 2, 1995. This graph assumes a $100.00 investment in the Company's Common Stock and in each index on December 3, 1990 and that all dividends paid by companies in each index were reinvested.


        [The Performance Graph is being filed in tabular form pursuant to
                         Item 304(d) of Regulation S-T.]


                          1990   1991      1992      1993      1994      1995

Fab Industries, Inc       $100   $213.27   $204.02   $234.17   $218.54   $207.37

Broad Market Index -
American Stock Exchange   $100   $117.37   $126.29   $145.73   $138.71   $174.29

Peer Group -
SIC Code 225              $100   $184.04   $286.30   $229.79   $209.12   $172.70

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         It has been the policy of the Company to tie a significant portion of executive compensation to corporate performance. For all principal executives, the key elements of compensation are (i) base salary and (ii) annual bonus and, for the principal executives other than Mr. Bitensky, (iii) long-term incentive opportunities in the form of restricted stock and stock options. For all of the principal executives, the largest portions of total compensation are generally based on performance (as opposed to base salaries and benefits).

         Mr. Bitensky is one of the founders of the Company. He owns approximately 1,565,000 shares of Common Stock constituting approximately 27% of the total amount outstanding. Accordingly, his interest is very much aligned with the interest of all stockholders and the Company has not considered it sensible to relate Mr. Bitensky's compensation to the Company's performance through long-term stock incentives such as restricted stock or stock options. Instead, Mr. Bitensky's compensation is tied to Company performance through the use of incentive compensation. The members of the Compensation Committee believe that Mr. Bitensky continues to be significantly responsible for the Company's success.

         Mr. Bitensky entered into an employment agreement with the Company effective April 1, 1993, pursuant to which he is to perform the duties of its President and Chief Executive Officer. The agreement expires March 31, 1998, subject to automatic successive one year renewals unless either party terminates on notice given not less than six months prior to the then expiration date. The agreement provides for an annual base salary of $350,000, or such greater amount as the Board of Directors may from time to time determine, and incentive compensation if the Company's annual pre-tax income exceeds $10,000,000 equal to 3% of the Company's annual pre-tax income up to $11,000,000 and 4% of such pre-tax income in excess of $11,000,000. In the event of disability as defined in the employment agreement, compensation at the above rate is payable for the first year, and at one half such rate for the second year of such disability. Upon termination of full-time employment, Mr. Bitensky will be retained to provide advisory and consulting services for a period of five years for a fee of $250,000 per annum. In the event of the death of Mr. Bitensky while employed or providing consulting services, an amount equal to the average one year total annual compensation paid to Mr. Bitensky, based upon the three most recent full-time employment years, is payable to his beneficiaries over a five year period.

         In the event of Mr. Bitensky's death while employed or within two years after termination of employment, the agreement provides an option to Mr.
Bitensky's estate, exercisable during the period of six months after the appointment of Mr. Bitensky's personal representative, to sell to the Company such number of shares of Common Stock as may be purchased with an amount equal to (i) the lesser of (A) $7,000,000 or (B) 10% of the Company's net worth at the end of the fiscal year immediately prior to Mr. Bitensky's death, plus (ii) such amount as may be purchased with the proceeds of life insurance which the Company may purchase from time to time on Mr. Bitensky's life. Currently the Company maintains several life insurance policies on Mr. Bitensky's life providing for the payment of an aggregate of $3,000,000 for such purpose. The purchase price of shares purchased pursuant to the option is the market price per share increased by an amount equal to one-half of the amount by which the book value per share exceeds the market price per share.

         As indicated above, the key elements of the compensation payable to the three principal executives other than the President are base salary, annual bonus and long-term incentives in the form of restricted stock and stock options. In general, the largest portions of total compensation are performance based.

         Adjustment of base salaries involves considerations of competitive data, assessment of performance, position tenure and internal comparability. The base salaries of the three executives are considered to be average by industry standards and are adjusted modestly, the primary focus being on total compensation. Executives are eligible to receive annual cash bonuses based on a review of the Company's performance during the year for which such a bonus is payable. 1995 was not as profitable as 1994 and it was deemed appropriate that bonuses to the executives be decreased and, accordingly, the cash bonuses for 1995 were less than those paid in 1994.

         The Company's stock option and restricted stock programs are designed to align the interests of the executives with those of the stockholders at large. Options are granted with exercise prices equal to market on the grant date and vest, generally, over a period of five years. This approach is designed to provide incentives for the creation of stockholder values over the long term since the full benefit of the option cannot be realized unless price appreciation occurs over a number of years and the executive is rewarded only to the extent that stockholders at large have benefited. The Company's restricted stock program contemplates the grant of shares of Common Stock which the recipient may not sell or otherwise dispose of until an applicable restriction period lapses and which are forfeited if the recipient terminates employment prior to the lapsing of the restriction period.

         The Company does not issue options or grant restricted stock on any fixed basis preferring to maintain a flexible program. No options were issued or grants made to executives in 1995. Options were issued in equal amount to Messrs. August, Soren and Myers in 1988 and 1990. Restricted stock grants, related in amount to salary and bonus, were made to Messrs. August, Soren and Myers in 1991. The restricted shares granted vested as to 40% in two years with an additional 20% vesting in each of the next three years.

         The foregoing Report of the Compensation Committee on Executive Compensation shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

                                             Lawrence H. Bober
                                             Louis Feil

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of BDO Seidman, LLP, Certified Public Accountants, 330 Madison Avenue, New York, New York, served as the Company's independent public accountants for its fiscal year ended December 2, 1995. No independent public accountant has been formally selected by the Company for the current fiscal year. In keeping with the Company's policy, formal selection of the Company's independent public accountants will be considered by the Company's newly-elected Board of Directors at the Annual Meeting of Directors to be held immediately following the Company's Annual Meeting of Stockholders on Thursday, May 2, 1996. Representatives of BDO Seidman are expected to be present at the Company's 1996 Annual Meeting of Stockholders and available to respond to appropriate questions from stockholders. Such representatives will also be accorded an opportunity to make a statement at such time should they desire to do so.

                                VOTING PROCEDURES

         Pursuant to Commission rules, a designated blank space is provided on the proxy card to withhold authority to vote for one or more nominees for director for each of Class I and Class II. Votes withheld in connection with the election of one or more directors will not be counted in determining the votes cast and will have no effect on the vote.

         Under the rules of the National Association of Securities Dealers, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Under the General Corporation Law of the State of Delaware, a broker non-vote will have no effect on the outcome of the election of directors.

                                     GENERAL

         The solicitation of proxies in the accompanying form is made by the Board of Directors and the cost thereof will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or telegraph, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of Common Stock in their names will be requested by the Company to forward proxy materials to their principals and will be reimbursed for their reasonable out-of-pocket expenses in such connection.

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be presented for action, but if any other matters properly come before the meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.

         It is important that proxies be returned promptly. Therefore, whether or not you plan to attend the meeting in person, you are urged to mark, date, execute and return your proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. The proxy may be revoked at any time before it is exercised. If you attend the meeting in person you may withdraw the proxy and vote your own shares.

STOCKHOLDER PROPOSALS

         Stockholder proposals in respect of matters to be acted upon at the Company's 1996 Annual Meeting of Stockholders should be received by the Company on or before November 30, 1996 in order that they may be considered for inclusion in the Company's proxy materials.

         THE COMPANY WILL PROVIDE WITHOUT A CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 2, 1995, INCLUDING FINANCIAL STATEMENTS AND SCHEDULE THERETO, TO EACH OF THE COMPANY'S STOCKHOLDERS OF RECORD ON MARCH 14, 1996, AND EACH BENEFICIAL STOCKHOLDER ON THAT DATE, UPON

RECEIPT OF A WRITTEN REQUEST THEREFOR MAILED TO THE COMPANY'S OFFICES, 200 MADISON AVENUE, NEW YORK, NEW YORK 10016, ATTENTION: SECRETARY. IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-K ARE REQUESTED, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. REQUESTS FROM BENEFICIAL STOCKHOLDERS MUST SET FORTH A GOOD FAITH REPRESENTATION AS TO SUCH OWNERSHIP ON MARCH 14, 1996.



                                             By Order of the Board of Directors,


                                             /S/ SHERMAN S. LAWRENCE,
                                             -----------------------------------
                                             Secretary

Dated:  April 1, 1996

                                   Appendix A

                              FAB INDUSTRIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 2, 1996

            This Proxy Solicited on Behalf of the Board of Directors

         THE UNDERSIGNED,  revoking all previous proxies,  hereby appoints DAVID
A. MILLER and SHERMAN S. LAWRENCE, or either of them, attorneys and proxies with power of substitution, for and in the name, place and stead of the undersigned, and with all the powers the undersigned would possess if personally present, to vote as instructed below all of the shares of Common Stock of FAB INDUSTRIES, INC. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held on Thursday, May 2, 1996 at 10:15 A.M., at the principal office of the Company, 200 Madison Avenue, New York, New York 10016, and at any adjournment or adjournments thereof. The shares represented by this Proxy will be voted as indicated below upon the following matters, as more fully described in the Proxy Statement.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO SUCH INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTORS.


          (See reverse side)

                                                Please mark your            |X|
                                                vote as indicated in
                                                this example

1.  Election of Two (2) Directors to Class II   (Instructions:   To   withhold
                                                authority   to  vote  for  any
    FOR ALL                   WITHHOLD          individual  Class  II  nominee
    NOMINEES LISTED           AUTHORITY         strike  a  line   through  the
    (Except as marked         to vote for all   nominee's  name  in  the  text
    to the contrary)          nominees listed   below.)

                                                To  Class  II of the  Board of
                                                Directors   (to  hold   office
                                                until the 1999 Annual  Meeting
                                                of Stockholders):

       |_|                         |_|          Lawrence H. Bober, Louis Feil


2. Election of Richard Marlin as Director to Class I (to hold office until the 1998 Annual Meeting of Stockholders)

    FOR THE                    WITHHOLD AUTHORITY
    NOMINEE LISTED             to vote for the nominee listed


        |_|                         |_|


3.  In their discretion, upon such other
    business as may properly come before
    the meeting.



                                        Dated:___________________________, 1996


                                        ________________________________________
                                        Signature



                                        ________________________________________
                                        Signature

                                        Note:  Please sign  exactly as your name
                                        or names  appear  hereon.  Joint  owners
                                        should   each  sign   personally.   When
                                        signing  as   executor,   administrator,
                                        corporation officer, attorney, agent, trustee or guardian etc., please add your full title to your signature.

                                        Note:  Please  date,  mark  (in  blue or
                                               black  ink),  sign and mail  this
                                               Proxy  in the  envelope  provided
                                               for this  purpose.  No postage is
                                               required   for   mailing  in  the
                                               United States.